UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2012

Vantiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35462	26-4532998
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8500 Governor’s Hill Drive Symmes Township, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 900-5250
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)                                 As previously reported, on May 15, 2012, Daniel Poston was elected to the Company’s board of directors. At the time of the filing of the original report, the board had not yet determined Mr. Poston’s committee assignments. This amendment is being filed to report that on July 23, 2012 the board appointed Mr. Poston to its Audit Committee and Nominating & Corporate Governance Committee. This amendment should be read in conjunction with the original report on Form 8-K, filed May 16, 2012, describing Mr. Poston’s election to the Company’s board of directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTIV, INC.

Dated: July 23, 2012	By:	/S/ NELSON F. GREENE
		Name:	Nelson F. Greene
		Title:	Chief Legal Officer and Secretary

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